UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 31, 2008

First National Community Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	__333-24121__	23-2900790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St. Dunmore, PA 18512

(Address of Principal Executive Offices

(570) 346-7667

(Registrant’s telephone number, including area code)

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|__|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	On October 31, 2008, the Registrant issued the attached shareholder report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL COMMUNITY BANCORP, INC.

Date: October 31, 2008	By: /s/ William Lance
William S. Lance
Treasurer and
Principal Financial Officer